SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 26, 1998
(Date of earliest event reported)

Commission File No. 333-21263





                           Norwest Asset Securities Corporation
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        Delaware                                          52-1972128
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                                    21703
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Address of principal executive offices                            (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Asset Securities Corporation which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

           (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                      Description
-----------                                      -----------
       (99)                                      Collateral Term Sheets
                                                 prepared by Norwest Asset
                                                 Securities Corporation in
                                                 connection with Norwest
                                                 Asset Securities Corporation,
                                                 Mortgage Pass-Through
                                                 Certificates, Series 1998-7

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NORWEST ASSET SECURITIES CORPORATION


February 26, 1998

                                            By:          /s/ B. David Bialzak
                                                         --------------------
                                                         B. David Bialzak
                                                         Vice President

                                INDEX TO EXHIBITS

                                                                Paper (P) or
Exhibit No.        Description                                  Electronic (E)
-----------        -----------                                  --------------

   (99)            Collateral Term Sheets                        P
                   prepared by Norwest
                   Asset Securities
                   Corporation in connection
                   with Norwest Asset
                   Securities Corporation, Mortgage
                   Pass-Through Certificates, Series 1998-7